UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Incyte Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Incyte Corporation
Experimental Station
Route 141 & Henry Clay Road, Building E336
Wilmington, DE  19880
(302) 498-6700

April 6, 2007

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Incyte Corporation that will be held on May 22, 2007, at 10:00 a.m., Eastern Daylight Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware 19801.

The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy in the enclosed prepaid envelope, to ensure that your shares will be represented. Your shares cannot be voted unless you sign, date and return the enclosed proxy, follow the instructions on the proxy to vote by telephone or the Internet, or attend the Annual Meeting in person.

A copy of the Company’s 2006 Annual Report to Stockholders is also enclosed.

The Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,

Richard U. De Schutter
Chairman of the Board

INCYTE CORPORATION

Notice of Annual Meeting of Stockholders
to be held May 22, 2007

To the Stockholders of Incyte Corporation:

The Annual Meeting of Stockholders of Incyte Corporation, a Delaware corporation (the “Company”), will be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware 19801, on Tuesday, May 22, 2007, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

1.                To elect eight directors to serve until the 2008 Annual Meeting of Stockholders and thereafter until their successors are duly elected and qualified;

2.                To consider and vote upon a proposal to amend the Company’s 1991 Stock Plan to increase the number of shares available for issuance thereunder by 3,000,000 shares, from 22,350,000 shares to 25,350,000 shares;

3.                To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2007; and

4.                To transact such other business as may properly come before the Annual Meeting of Stockholders and any postponement or adjournment of the Annual Meeting.

Stockholders of record as of the close of business on March 28, 2007 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

It is important that your shares be represented at this meeting. Even if you plan to attend the meeting, we hope that you will vote as soon as possible. Voting now will ensure your representation at the Annual Meeting regardless of whether you attend in person. Please review the instructions on page 2 of the attached Proxy Statement regarding your voting options. This will not limit your right to attend or vote at the meeting.

By Order of the Board of Directors

Patricia A. Schreck
Secretary

April 6, 2007

INCYTE CORPORATION
Experimental Station
Route 141 & Henry Clay Road, Building E336
Wilmington, DE  19880

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Incyte Corporation, a Delaware corporation (“we,” “us,” “Incyte” or the “Company”), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware 19801, on Tuesday May 22, 2007, at 10:00 a.m., Eastern Daylight Time, and any postponement or adjournment thereof.

This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about April 16, 2007.

QUESTIONS AND ANSWERS ABOUT
THE PROXY MATERIALS AND THE ANNUAL MEETING

What proposals will be voted on at the Annual Meeting?

Three proposals will be voted on at the Annual Meeting:

•       The election of directors;

•       The amendment of the Company’s 1991 Stock Plan to increase the number of shares available for issuance; and

•       The ratification of the appointment of the independent registered public accounting firm for 2007.

What are the Board’s recommendations?

Our Board recommends that you vote:

•       “FOR” election of each of the nominated directors;

•       “FOR” the amendment of the Company’s 1991 Stock Plan to increase the number of shares available for issuance; and

•       “FOR” ratification of the appointment of the independent registered public accounting firm for 2007.

Will there be any other items of business on the agenda?

We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in accordance with their best judgment.

Who is entitled to vote?

Stockholders of record at the close of business on March 28, 2007 (the “Record Date”) may vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of the Company’s common stock (“Common Stock”) held as of the Record Date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record.   If your shares are registered directly in your name with Incyte’s transfer agent, Mellon Investor Services LLC, you are considered, with respect to those shares, the “stockholder of record.”  The Proxy Statement, Annual Report and proxy card have been sent directly to you by Incyte.

Beneficial Owner.   If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The Proxy Statement and Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing.

How do I vote?

You may vote using any of the following methods:

•       By Mail—Sign and date each proxy card you receive and return it in the prepaid envelope. Sign your name exactly as it appears on the proxy. If you return your signed proxy but do not indicate your voting preferences, your shares will be voted on your behalf “FOR” the election of the nominated directors, “FOR” the amendment of the Company’s 1991 Stock Plan and “FOR” the ratification of the independent registered public accounting firm for 2007.

•       By Telephone or the Internet—If you are a beneficial owner, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Telephone and Internet voting will be offered to stockholders owning shares through most banks and brokers.  Follow the instructions located on your voting instruction form. Please be aware that if you vote over the telephone or the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible. The Internet and telephone voting facilities will close at 11:59 p.m., Eastern Daylight Time, the day before the meeting date. Internet and telephone voting is not available for stockholders of record.

If you vote by telephone or via the Internet you do not need to return your voting instruction form.

•       In Person at the Annual Meeting—Shares held in your name as the stockholder of record may be voted at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or the Internet so that your vote will be counted if you later decide not to attend the meeting.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by mail, you must file with the Secretary of the Company a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later-dated proxy. If you submitted your proxy by telephone or the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting.

How are votes counted?

In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For other items of business, you may vote “FOR,” vote “AGAINST” or “ABSTAIN.”  If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”  If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction form with no further instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of the nominees to the Board, “FOR” the amendment of the Company’s 1991 Stock Plan, “FOR” ratification of the independent registered public accounting firm, and in the discretion of the proxy holders on any other matters that may properly come before the meeting).

What vote is required to approve each item?

For Proposal 1, the election of directors, the eight persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected. For Proposal 1, any shares not voted will have no impact on the election of directors, except to the extent the withholding of authority to vote for an individual director results in another individual receiving a larger number of votes. Each of Proposal 2 and Proposal 3 requires the affirmative “FOR” vote of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote. If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes.”  Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. For Proposal 2 and Proposal 3, abstentions have the same effect as votes “AGAINST” the matter.

Is cumulative voting permitted for the election of directors?

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of Common Stock outstanding on the Record Date will constitute a quorum. As of the close of business on the Record Date, there were 83,992,570 shares of our Common Stock outstanding. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

What is “householding” and how does it affect me?

Incyte has adopted a process for mailing the Annual Report and Proxy Statement called “householding,” which has been approved by the Securities and Exchange Commission. Householding means that stockholders who share the same last name and address will receive only one copy of the Annual Report and Proxy Statement, unless we receive contrary instructions from any stockholder at that address. Incyte will continue to mail a proxy card to each stockholder of record.

If you prefer to receive multiple copies of the Annual Report and Proxy Statement at the same address, additional copies will be provided to you upon request. If you are a stockholder of record, you may contact us by writing to Investor Relations Department, Incyte Corporation, Experimental Station, Route 141 & Henry Clay Road, Building E336, Wilmington, Delaware 19880 or by calling (302) 498-6700 and asking for Investor Relations. Eligible stockholders of record receiving multiple copies of the Annual Report and Proxy Statement can request householding by contacting Incyte in the same manner. Incyte has undertaken householding to reduce printing costs and postage fees, and we encourage you to participate.

If you are a beneficial owner, you may request additional copies of the Annual Report and Proxy Statement or you may request householding by notifying your broker, bank or nominee.

How are proxies solicited?

Employees, officers and directors of the Company may solicit proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of Common Stock.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

The Board of Directors proposes the election of eight directors of the Company to serve until the next annual meeting of stockholders and thereafter until their successors are duly elected and qualified. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event that the Company does not currently anticipate, proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy.

The Company’s Bylaws provide that the Company shall not have fewer than one nor more than twelve directors, with the exact number of directors to be determined by the Board of Directors. The number of directors is currently fixed at eight.

Names of the nominees and certain biographical information about them are set forth below:

Name	Age	Position with the Company	Director Since
Richard U. De Schutter (1)(3)(5)	66	Chairman of the Board	2001
Barry M. Ariko (1)(2)	61	Director	2001
Julian C. Baker (1)(3)(5)	40	Director	2001
Paul A. Brooke (1)(3)(5)	61	Director	2001
Matthew W. Emmens (2)	55	Director	2006
Paul A. Friedman, M.D. (4)(5)	64	President and Chief Executive Officer and Director	2001
John F. Niblack, Ph.D.	68	Director	2006
Roy A. Whitfield (2)	53	Director	1991

(1)             Member of the Compensation Committee.

(2)             Member of the Audit Committee.

(3)             Member of the Nominating and Corporate Governance Committee.

(4)             Member of the Non-Management Stock Option Committee.

(5)             Member of the Finance Committee.

Richard U. De Schutter has been Chairman of the Company’s Board of Directors since 2004. He was Chairman and Chief Executive Officer of DuPont Pharmaceuticals Company from July 2000 to October 2001. He served as Chief Administrative Officer of Pharmacia Corporation between April 2000 and July 2000. From January 1999 through March 2000, Mr. De Schutter served as Vice Chairman and Chief Administrative Officer of Monsanto Company. He served as Chief Executive Officer of G.D. Searle & Co. from April 1995 to December 1998. Mr. De Schutter is also a director of Ecolab, Inc., Smith & Nephew PLC, Varian, Inc. and several privately held companies.

Barry M. Ariko has been President and Chief Executive Officer of Mirapoint, Inc., a secure messaging technology company, since November 2003, and has been its Chairman of the Board since December 2003. He was a private consultant from October 2001 to October 2003. From April 2001 until September 2001, Mr. Ariko was Senior Vice President of Peregrine Systems, Inc., an infrastructure management software company, and from April 2001 until June 2002 was a member of its Board of Directors. From March 2000 until the acquisition of Extricity, Inc. by Peregrine in April 2001, Mr. Ariko served as the President and Chief Executive Officer of Extricity, an Internet software provider, and he also served as Chairman of the Board of Extricity from March 2000 to April 2001. In September 2002, Peregrine filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware. Peregrine emerged from bankruptcy court supervision in August 2003 and was acquired by Hewlett-Packard Company in December 2005. From March 1999 to January 2000,

Mr. Ariko was a Senior Vice President of America Online, Inc., where he was responsible for the Netscape Enterprise Group. From August 1998 until the acquisition of Netscape Communications Corporation by America Online in March 1999, Mr. Ariko served as Executive Vice President and Chief Operating Officer of Netscape. From 1994 to August 1998, Mr. Ariko was Executive Vice President of Oracle Corporation. Mr. Ariko currently serves as a director of Autonomy Corporation plc and a privately held company.

Julian C. Baker is a Managing Member of Baker Bros. Advisors, LLC, which he and his brother, Felix Baker, Ph.D., founded in 2000. Mr. Baker’s firm manages Baker Brothers Investments, a family of long-term investment funds for major university endowments and foundations, which are focused on publicly traded life sciences companies. Mr. Baker’s career as a fund manager began in 1994 when he co-founded a biotechnology investing partnership with the Tisch family. Previously, Mr. Baker was employed from 1988 to 1993 by the private equity investment arm of Credit Suisse First Boston Corporation. He is also a director of Genomic Health, Inc., Neurogen Corporation, Theravance, Inc. and Trimeris, Inc.

Paul A. Brooke has been Chairman of the Board of Directors and Chief Executive Officer of Ithaka Acquisition Corp., a special purpose acquisition company whose objective is to acquire an operating business in the healthcare industry, since 2005, and a Managing Member of PMSV Holdings LLC, a private investment firm, since 1993. He has also served as a Senior Advisor to Morgan Stanley & Co. Incorporated since April 2000, and was a Venture Partner at MPM Capital, a venture capital firm specializing in the healthcare industry, from 1997 through 2006. From April 1999 through May 2000, Mr. Brooke served as a Managing Director at Tiger Management LLC. He was a Managing Director and the Global Head of Healthcare Research and Strategy at Morgan Stanley & Co. from 1983 to April 1999. Mr. Brooke is also a director of Emdeon Corporation, ViroPharma Incorporated and several privately held companies.

Matthew W. Emmens has been the Chief Executive Officer, Chairman of the Management Committee and a member of the Board of Directors of Shire plc, a global specialty pharmaceuticals company, since 2003. From 2001 to 2003, Mr. Emmens served as president of Merck KGaA’s global prescription pharmaceuticals business. From 1999 to 2001, Mr. Emmens served as President and Chief Executive Officer of EMD Pharmaceuticals, a division of Merck KGaA. Prior to this, Mr. Emmens held various positions, including Chief Executive Officer, at Astra Merck, Inc. as well as several positions at Merck & Co., Inc. Mr. Emmens serves on the Board of Vertex Pharmaceuticals Incorporated.

Paul A. Friedman, M.D. joined the Company as the Chief Executive Officer in November 2001 and has been President of the Company since May 2004. From 1998 until October 2001, Dr. Friedman served as President of DuPont Pharmaceuticals Research Laboratories, a wholly owned subsidiary of DuPont Pharmaceuticals Company (formerly The DuPont Merck Pharmaceutical Company), from 1994 to 1998 he served as President of Research and Development of The DuPont Merck Pharmaceutical Company, and from 1991 to 1994 he served as Senior Vice President at Merck Research Laboratories. Prior to his work at Merck and DuPont, Dr. Friedman was an Associate Professor of Medicine and Pharmacology at Harvard Medical School. Dr. Friedman is a Diplomat of the American Board of Internal Medicine and a Member of the American Society of Clinical Investigation. He received his A.B. in Biology from Princeton University and his M.D. from Harvard Medical School. Dr. Friedman is also a director of Bausch & Lomb Incorporated.

John F. Niblack, Ph.D. retired from Pfizer Inc. in September 2002, where he had served as its Vice Chairman since May 1999, and as a director since June 1997. From June 2000 to July 2002, he also served as President of Pfizer Global Research and Development. Dr. Niblack was Executive Vice President of Pfizer from 1993 to May 1999 and was responsible for Pfizer’s Global Research and Development Division and Pharmaceutical Licensing and Development. Dr. Niblack held other various positions at Pfizer since 1967.

Roy A. Whitfield co-founded the Company and served as Chairman of the Board from November 2001 until June 2003. Mr. Whitfield served as Chief Executive Officer of the Company between June 1993 and November 2001, as President of the Company from June 1991 until January 1997, and as Treasurer of the Company between April 1991 and October 1995. Previously, Mr. Whitfield served as the President of Ideon Corporation, which was a majority-owned subsidiary of Invitron Corporation, a biotechnology company, from October 1989 until April 1991. From 1984 to 1989, he held senior operating and business development positions with Technicon Instruments Corporation, a medical instrumentation company, and its predecessor company, Cooper Biomedical, Inc., a biotechnology and medical diagnostics company. Prior to his work at Technicon, Mr. Whitfield spent seven years with the Boston Consulting Group’s international consulting practice. He also serves as a director of Illumina, Inc., Nektar Therapeutics and several privately held companies.

The Board of Directors recommends a vote “FOR” election as director of the nominees set forth above.

Director Independence

The Board of Directors has determined that, except for Dr. Friedman, each individual who currently serves as a member of the Board is, and each individual who served as a member of the Board in 2006 was, an “independent director” within the meaning of Rule 4200 of The NASDAQ Stock Market. Dr. Friedman is not considered independent as he is employed by the Company as its President and Chief Executive Officer. All of the nominees are members of the Board standing for re-election as directors. For Messrs. Ariko, Brooke, De Schutter, Emmens and Niblack, the Board of Directors considered their relationship and transactions with the Company as directors and security holders of the Company. For Mr. Baker, the Board of Directors considered Mr. Baker’s relationship and transactions with the Company as a director and security holder of the Company, and ordinary course transactions with another company for which Mr. Baker serves as a director. For Mr. Whitfield, the Board of Directors considered Mr. Whitfield’s status as a director, security holder and former executive officer of the Company.

Board Meetings

The Board of Directors held seven meetings during 2006. Each director attended at least 75% of the aggregate number of meetings held by the Board of Directors and of the committees on which such director served during his tenure in 2006. The independent directors meet in regularly scheduled executive sessions at in-person meetings of the Board of Directors without the participation of the President and Chief Executive Officer or other members of management. All directors are expected to attend the Annual Meeting and, in 2006, all six directors then continuing in office attended the 2006 annual meeting of stockholders.

Board Committees

The Board of Directors has appointed a Nominating and Corporate Governance Committee, an Audit Committee and a Compensation Committee. The Board has determined that each director who serves on these committees is “independent,” as that term is defined by applicable listing standards of The NASDAQ Stock Market and Securities and Exchange Commission rules. The Board has approved a charter for each of these committees that can be found on our website at http://www.incyte.com under the “Corporate Governance” heading. The Board has also appointed a Non-Management Stock Option Committee and has established a Finance Committee.

Nominating and Corporate Governance Committee

The current members of the Nominating and Corporate Governance Committee are Richard U. De Schutter (Chair), Julian C. Baker and Paul A. Brooke. The Nominating and Corporate Governance Committee held two meetings during 2006. The Nominating and Corporate Governance Committee’s primary functions are to identify qualified individuals to become members of the Board of Directors, determine the composition of the Board and its committees, and monitor a process to assess Board effectiveness. Other specific duties and responsibilities of the Nominating and Corporate Governance Committee are to recommend nominees to fill vacancies on the Board of Directors, review and make recommendations to the Board of Directors with respect to candidates for director proposed by stockholders, review on an annual basis the composition, functioning and effectiveness of the Board and its committees, develop and recommend to the Board of Directors codes of conduct applicable to officers, directors and employees and charters for the various committees of the Board, and review and make recommendations to the Board of Directors regarding the succession plan relating to the Chief Executive Officer.

Audit Committee

The current members of the Audit Committee are Barry M. Ariko (Chair), Matthew W. Emmens and Roy A. Whitfield. Mr. Emmens joined the Audit Committee in May 2006, replacing Dr. Frederick B. Craves, who served on the Audit Committee until his retirement from the Board of Directors. Mr. Whitfield joined the Audit Committee in January 2007, replacing Mr. De Schutter, who had served on the Audit Committee since June 2002. The Audit Committee held seven meetings during 2006. The Audit Committee’s primary functions are to assist the Board of Directors in fulfilling its oversight responsibilities relating to the Company’s financial statements, system of internal control over financial reporting, and auditing, accounting and financial reporting processes. Other specific duties and responsibilities of the Audit Committee are to appoint, compensate, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm; review and pre-approve audit and permissible non-audit services; review the scope of the annual audit; monitor the independent registered public accounting firm’s relationship with the Company; and meet with the independent registered public accounting firm and management to discuss and review the Company’s financial statements, internal control over financial reporting, and auditing, accounting and financial reporting processes. The Board of Directors has determined that all three members of the Audit Committee are qualified as Audit Committee Financial Experts under the definition outlined by the Securities and Exchange Commission.

Compensation Committee

The current members of the Compensation Committee are Paul A. Brooke (Chair), Barry M. Ariko, Julian C. Baker and Richard U. De Schutter. The Compensation Committee held seven meetings during 2006. The Compensation Committee’s primary functions are to assist the Board of Directors in meeting its responsibilities with regard to oversight and determination of executive compensation and to review and make recommendations with respect to major compensation plans, policies and programs of the Company. Other specific duties and responsibilities of the Compensation Committee are to develop and monitor compensation arrangements for the Company’s executive officers, make recommendations to the independent members regarding compensation of the Company’s Chief Executive Officer, determine compensation for the Company’s other executive officers, determine stock-based compensation awards for the Company’s executive officers, and administer performance-based compensation plans such as the Company’s 1991 Stock Plan. The Compensation Committee also reviews and recommends directors’ compensation to the full Board of Directors. The Compensation Committee has the authority to select, retain, terminate and approve the fees and other retention terms of consultants as it deems appropriate to perform its duties. Additional information concerning the Compensation Committee’s processes and procedures for the consideration and determination of executive compensation is set forth under the heading “Compensation Discussion and Analysis.”

Non-Management Stock Option Committee

Dr. Friedman currently serves as the Non-Management Stock Option Committee. The Non-Management Stock Option Committee is a secondary committee responsible for granting and issuing awards of options and shares under the 1991 Stock Plan to eligible employees or consultants, other than to members of the Board of Directors, to individuals designated by the Board of Directors as “Section 16 officers,” and to employees who hold the title of Senior Vice President or above. In addition, the Non-Management Stock Option Committee may not make any awards or grants to any one employee or consultant that total more than 50,000 shares of Common Stock in any calendar year.

Finance Committee

The current members of the Finance Committee are Paul A. Brooke (Chair), Julian C. Baker, Richard U. De Schutter, and Paul A. Friedman. The Finance Committee held six meetings in 2006. The Finance Committee’s primary function is to assist the Board of Directors in its oversight of the Company’s strategic financing matters and, in that regard, to review and recommend matters related to the capital structure of the Company and, upon delegation by the Board of Directors, to exercise the powers of the Board of Directors that may be lawfully delegated to the Finance Committee in connection with the authorization, issuance and sale of debt or equity securities of the Company.

Director Nominations

The Board of Directors nominates directors for election at each annual meeting of stockholders and elects new directors to fill vacancies when they arise. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board of Directors for nomination or election.

The Board of Directors has as an objective that its membership be composed of experienced and dedicated individuals with a diversity of backgrounds, perspectives and skills. The Nominating and Corporate Governance Committee will select candidates for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders. The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as experience in management or accounting and finance, or industry and technology knowledge, that may be useful to the Company and the Board, high personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the Board to meet the criteria for an “audit committee financial expert” as defined by Securities and Exchange Commission rules, and for a majority of the members of the Board to meet the definition of “independent director” under the rules of The NASDAQ Stock Market. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of the Company’s management—currently, the President and Chief Executive Officer—to participate as members of the Board.

Prior to each annual meeting of stockholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the director, or if a vacancy is created on the Board as a result of a resignation, an increase in the size of the Board or other event, then the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any search firm engaged by the Committee and by stockholders. The Committee recommended all of the nominees for election included in this Proxy Statement. All of the nominees are members of the Board standing for re-election as directors.

A stockholder who wishes to suggest a prospective nominee for the Board should notify the Secretary of the Company or any member of the Nominating and Corporate Governance Committee in writing with any supporting material the stockholder considers appropriate. In addition, the Company’s Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Company’s Annual Meeting of Stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to the Secretary of the Company and otherwise comply with the provisions of the Company’s Bylaws. To be timely, the Company’s Bylaws provide that the Company must have received the stockholder’s notice not less than 60 days nor more than 90 days prior to the scheduled date of such meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 70 days prior to the meeting date, the Company must receive the stockholder’s notice by the earlier of (1) the close of business on the 10th day after the earlier of the day the Company mailed notice of the annual meeting date or provided such public disclosure of the meeting date and (2) two days prior to the scheduled date of the annual meeting. Information required by the Bylaws to be in the notice include the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section.

Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, the Company’s Bylaws and must be addressed to:

Secretary
Incyte Corporation
Experimental Station
Route 141 & Henry Clay Road
Building E336
Wilmington, DE  19880

You can obtain a copy of the full text of the Bylaw provision by writing to the Company’s Secretary at the above address.

Communications with the Board of Directors

If you wish to communicate with the Board of Directors, you may send your communication in writing to:

Secretary
Incyte Corporation
Experimental Station
Route 141 & Henry Clay Road
Building E336
Wilmington, DE  19880

You must include your name and address in the written communication and indicate whether you are a stockholder of the Company.

The Secretary will review any communications received from a stockholder and all material communications from stockholders will be forwarded to the appropriate director or directors or Committee of the Board based on the subject matter.

Certain Relationships and Related Transactions

It is the Company’s policy that all employees, officers and directors must avoid any activity that is or has the appearance of conflicting with the interests of the Company. This policy is included in the Company’s Code of Business Conduct and Ethics and Board of Directors Code of Conduct and Ethics. The Company conducts a review of all related party transactions for potential conflict of interest situations on an ongoing basis and all such transactions must be approved by the Company’s Audit Committee or another independent body of the Board of Directors.

Compensation of Directors

Directors who are employees of the Company do not receive any fees for their service on the Board of Directors or any committee. During 2006, Dr. Friedman was the Company’s only employee director. For a description of the compensation arrangements with Dr. Friedman see “Executive Compensation.”

Cash Compensation

In 2006, the Company’s non-employee directors each received $2,500 for every in-person Board meeting that they attended and $500 for every Board meeting that they attended telephonically. Non-employee directors received additional compensation of $500 for their participation in every committee meeting that they attended that was up to one hour in duration and $1,000 for every committee meeting that was over one hour in duration, in each case whether in-person or telephonic. The chair of the Audit Committee received an additional $6,000 annually, and the chair of the Compensation Committee received an additional $5,000 annually. The chair of any other committee received an additional $4,000 annually. Non-employee directors also received a $15,000 annual retainer, which was prorated for such portion of the year that the director served on the Board. Mr. De Schutter’s annual retainer was $22,500 in recognition of his additional responsibilities as Chairman of the Board. In addition, all directors were reimbursed for their travel and out-of pocket expenses in accordance with the Company’s travel policy for each in-person Board or committee meeting that they attended.

Effective March 2007, the Company’s non-employee directors will no longer receive fees for each Board meeting or committee meeting that they attend. Each non-employee director, other than the Chairman of the Board, will receive a $25,000 annual retainer, payable quarterly, and prorated for such portion of the year that the director serves on the Board. Mr. De Schutter will receive an annual retainer of $50,000 as Chairman of the Board. The chair of the Audit Committee will receive an additional $15,000 annual retainer, and each other member of the Audit Committee will receive an additional $7,500 annual retainer. The chair of the Compensation Committee will receive an additional $12,000 annual retainer, and each other member of the Compensation Committee will receive an additional $6,000 annual retainer. The chair of any other committee will receive an additional $4,000 annual retainer, and each other member of such other committee will receive an additional $2,000 annual retainer. All directors will continue to be reimbursed for their travel and out-of pocket expenses in accordance with the Company’s travel policy for each in-person Board or committee meeting that they attend.

Equity Compensation

In addition to cash compensation for services as a member of the Board, the non-employee directors also receive options to purchase shares of the Company’s Common Stock pursuant to the 1993 Directors’ Stock Option Plan (the “Directors’ Option Plan”). Under the Directors’ Option Plan, every new non-employee director appointed to the Board of Directors will receive an initial stock option grant of 35,000 shares of Common Stock at an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant. The option will vest as to 25% of the shares on the first anniversary of the date of the grant, with the remaining shares vesting monthly over the following three years. Pursuant to the Directors’ Option Plan, following the conclusion of each annual meeting of stockholders, each non-employee director who will continue to serve as a member of the Board of Directors will receive an additional option to purchase 20,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. Each of these options will vest in full on the first anniversary of the date of the grant or, if earlier, the date of the next annual meeting of stockholders or upon a change in control. When a new non-employee director is appointed to the Board of Directors at a time other than at an annual meeting, such director will receive a pro rata portion of the automatic annual grant that will vest in full on the date of the Company’s next annual meeting. In 2006, each of Messrs. Ariko, Baker, Brooke, De Schutter, and Whitfield received their annual grant of an option to purchase 20,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant, and each of Messrs. Emmens and Niblack received an initial grant of an option to purchase 35,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant.

The table below shows the compensation paid to each non-employee director for their service in 2006.

2006 Director Compensation

Director	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)(3)	Total ($)
Richard U. De Schutter	50,500	70,953	121,453
Barry M. Ariko	44,000	51,477	95,477
Julian C. Baker	37,000	51,477	88,477
Paul A. Brooke	47,500	51,477	98,977
Frederick B. Craves (1)	14,934	-	14,934
Matthew W. Emmens	16,107	24,446	40,553
John F. Niblack	14,607	24,446	39,053
Roy A. Whitfield	28,500	51,477	79,977

(1)             Dr. Frederick B. Craves retired from the Board of Directors effective May 23, 2006.

(2)             Amounts listed in this column represent the compensation expense of option awards recognized by the Company, before forfeitures, under Statement of Financial Accounting Standards No. 123 (revised 2004) (FAS 123R) for the 2006 fiscal year, rather than amounts paid to or realized by the named individual, and includes expense recognized for awards granted prior to 2006. Please refer to Note 11 to our consolidated financial statements in our 2006 Annual Report on Form 10-K for the underlying assumptions for this expense. There can be no assurance that options will be exercised (in which case no value will be realized by the individual) or that the value on exercise will approximate the compensation expense recognized by the Company. The grant date fair value of the options granted to each non-employee director during 2006 was $34,640, except for Messrs. Emmens and Niblack, for whom it was $73,061.

(3)             The following table provides the number of shares of Common Stock subject to outstanding options held at December 31, 2006 for each director, as applicable:

Name	Number of Shares Underlying Unexercised Options (#)
Richard U. De Schutter	177,084
Barry M. Ariko	100,834
Julian C. Baker	97,917
Paul A. Brooke	112,084
Frederick B. Craves	-
Matthew W. Emmens	35,000
John F. Niblack	35,000
Roy A. Whitfield	258,000

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy and Objectives

The Compensation Committee of our Board of Directors believes that compensation of our executive officers should:

•       Encourage creation of stockholder value and achievement of strategic corporate objectives;

•       Integrate compensation with our annual and long-term corporate objectives and strategy, and focus executive behavior on the fulfillment of those objectives;

•       Provide a competitive total compensation package that enables us to attract and retain, on a long-term basis, qualified personnel;

•       Provide a total compensation opportunity that is competitive with companies in the biotechnology, life sciences and pharmaceutical industries, taking into account relative company size, performance and geographic location, as well as individual responsibilities and performance;

•       Align the interests of management and stockholders and enhance stockholder value by providing management with longer-term incentives through equity ownership by management; and

•       Provide fair compensation consistent with internal compensation programs.

Implementing Our Objectives

Role of Compensation Committee and Our Chief Executive Officer.   The Compensation Committee approves, administers and interprets our executive compensation and benefits policies, including our 1991 Stock Plan. The Compensation Committee evaluates the performance of our Chief Executive Officer and determines his compensation in light of the goals and objectives of our compensation program. The Chief Executive Officer and the Compensation Committee together assess the performance of our other executive officers and determine their compensation, based on initial recommendations from the Chief Executive Officer.

Role of Compensation Consultant.   The Compensation Committee in 2006 engaged Frederic W. Cook & Co., Inc. as independent executive compensation consultants to review our executive compensation program. While the Compensation Committee did not use market benchmarks to determine executive compensation for 2006, the Compensation Committee reviewed market reference data generated by the compensation consultant to evaluate the competitiveness of our executive officers’ compensation and to determine whether the total compensation paid to each of our named executive officers was reasonable. The compensation consultant conducted its review using a peer group of 20 biotechnology and pharmaceutical companies that we believe were selected from the same pool of companies that institutional stockholders would use in evaluating the reasonableness of our compensation plans. The peer group companies were selected based on the following characteristics:  major labor and capital market competitors, broadly similar size in revenues and market capitalization value, and similar growth and performance potential.

Equity Grant Practices.   The exercise price of each stock option awarded to our executive officers under our 1991 Stock Plan is the closing price of our common stock on the date of grant, which for our annual stock option grants is the date of the regularly scheduled Compensation Committee meeting shortly after the end of each year at which equity awards for senior executives are determined. These meetings are scheduled in advance, and we do not coordinate the timing of equity award grants with the release of financial results or other material announcements by the Company. Under our 1991 Stock Plan, we may not reprice or replace options at lower exercise prices without stockholder approval.

Tax Deductibility of Compensation.   Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to our Chief Executive Officer and each of the next four most highly compensated executive officers. To maintain flexibility in compensating our executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy requiring all executive compensation to be deductible.

Stock Ownership Guidelines.   We have not currently adopted stock ownership guidelines.

Key Elements of Executive Compensation

Our executive officers’ compensation currently includes three primary components:  base salary, cash bonus, and equity-based incentive awards. In addition, we provide our executive officers a variety of benefits that are available generally to all salaried employees.

Base Salary.   Base salaries are designed to attract and retain qualified personnel by providing a consistent cash flow throughout the year as compensation for acceptable levels of performance of day-to-day responsibilities. Base salaries for our executive officers are established based on the scope of their responsibilities, their performance, and their prior relevant background, training and experience, taking into account competitive market compensation paid by the companies represented in the compensation data we review for similar positions and the overall market demand for those executive officers at the time of hire. The Compensation Committee reviews salaries on an annual basis. At such time, the Compensation Committee may change each executive officer’s salary based on the individual’s contributions and responsibilities over the prior twelve months and any change in competitive market pay levels.

In January 2006, the Compensation Committee set the 2006 base salaries for our executive officers. Base salary increases for 2006 for the six executive officers named in the table below entitled “Summary Compensation Table” ranged from 3% to 5% and were established after considering job performance, internal pay alignment and equity, and marketplace competitiveness. In February 2007, the Compensation Committee set the 2007 base salaries for the Company’s executive officers. Base salary increases for the six named executive officers for 2007 ranged from 2% to 4% and were established after considering the same factors that were considered for 2006 base salaries.

Incentive Compensation Plan.   Each year, we have established an incentive compensation plan that provides for cash incentive awards for all of our eligible employees. The plans have been designed to align incentive awards for each participant based upon an evaluation of the achievement of corporate objectives, which are approved by our Board of Directors based on the recommendations of the Compensation Committee, as well as the achievement of individual business objectives for a particular year. Corporate objectives have included the progress of our drug discovery and development efforts, including the achievement of preclinical and clinical development and discovery program objectives, business development objectives, such as the establishment of commercial collaborations and progress toward other strategic goals, and our financial performance. Eligibility to participate in the plans and actual award amounts are not guaranteed and are determined, in the case of our executive officers, at the discretion of the Compensation Committee. After the completion of each year, the Compensation Committee reviews with our Chief Executive Officer the level of achievement of the corporate objectives under the plan and determines the size of the overall bonus pool to be used for awards. The Compensation Committee, with input from the Chief Executive Officer with respect to other executive officers, uses discretion in determining for each individual their bonus amount.

Incentive awards for our executive officers were approved by the Compensation Committee and paid in 2007 pursuant to our 2006 annual incentive compensation plan. Each of our executive officers other than the President and Chief Executive Officer had a funding target under the plan of 50% of his or her annual base salary for the 2006 fiscal year, with the potential for actual awards under the plan to either exceed or be less than such funding target depending upon corporate performance, as well as the executive officer’s performance of certain individual goals that are predetermined by our President and Chief Executive Officer. Our President and Chief Executive Officer had a funding target under the plan of 75%, with the potential for actual awards under the plan to either exceed or be less than such funding target depending upon corporate performance. Target incentive award amounts for each participant were based on the participant’s potential impact on the Company’s operating and financial results and on market competitive pay practices. Individual performance goals were established for eligible employees, and evaluations were based upon whether the employee met, exceeded or did not meet each established goal.

The percentage of potential incentive awards attributable to the achievement of individual goals decreases as seniority increases, with a greater proportion of the potential incentive awards for executive officers being based upon achievement of corporate performance objectives. Corporate performance objectives for 2006 were based on achievement of drug discovery and development program goals, representing 90% of the overall corporate performance objectives, business development objectives, representing 7.5% of the overall corporate performance objectives and finance related objectives, representing 2.5% of the overall corporate performance objectives. Threshold, target and outperform achievement levels were defined for each corporate objective that was established, resulting in potential payouts ranging from 0% to 150% for each objective depending on achievement of such performance levels, with bonus opportunities enabling payouts of up to an additional 20%. In January 2007, the Compensation Committee evaluated the achievement of the 2006 corporate performance objectives and determined that incentive awards under the 2006 annual incentive compensation plan should be based upon achievement of 96% of the target level of corporate performance objectives. This 96% figure was less than 100% of target primarily because objectives with respect to the development of dexelvucitabine, or DFC, which was discontinued in 2006, were not met, which was offset in part by the achievement of a number of objectives at the outperform level, with the most significant being the objective relating to the number of investigational new drug application filings to be made by the Company in 2006. The incentive award amounts paid to our President and Chief Executive Officer for 2006 were based solely on the achievement of the predetermined corporate objectives at the 96% level. The Compensation Committee determined, with the advice of our President and Chief Executive Officer, also to base incentive award amounts paid to our other executive officers for 2006 on the achievement of the predetermined corporate objectives at the 96% level.

In March 2007, we established corporate objectives for 2007 for our 2007 annual incentive compensation plan. Corporate performance objectives for 2007 are based on achievement of drug discovery and development objectives, representing 87.5% of the overall objectives; achievement of business development objectives, representing 7.5% of the overall objectives; and finance objectives, representing 5% of the overall objectives. Threshold, target and outperform achievement levels were defined for each corporate objective and, depending on the achievement of those performance levels, payouts ranging from 0% to 150% may be made, with bonus opportunities enabling payouts of up to an additional 25%.

Equity-Based Incentive Awards.   The Compensation Committee administers equity-based incentive awards, such as stock option grants, that are made to our executive officers under our 1991 Stock Plan. The Compensation Committee believes that by providing those persons who have substantial responsibility for our management and growth with an opportunity to increase their ownership of our stock, the best interests of our stockholders and executive officers will be closely aligned. Therefore, executive officers are eligible to receive equity-based incentive awards when the Compensation Committee performs its annual review, although these awards may be granted at other times in recognition of exceptional achievements.  As is the case when the amounts of base salary and initial equity awards are determined, the Compensation Committee conducts a review of all components of an executive officer’s compensation when determining annual equity awards to ensure that the executive’s total compensation conforms to our overall philosophy and objectives.

The Compensation Committee approved grants of stock options to the Company’s executive officers in February 2007 in connection with the Compensation Committee’s evaluation of the Company’s 2006 performance, and granted options in essentially the same amounts as we granted to those officers in January 2006 for 2005 performance. In 2005, the Compensation Committee reviewed with an external compensation consultant the Company’s stock grant guidelines for all employees. The consultant considered results of several independent surveys involving biotechnology companies only and biotechnology and pharmaceutical companies, and reviewed with the Compensation Committee share dilution and option overhang analyses involving a group of generally comparable biotechnology companies. The Compensation Committee reviewed updates to this information provided by the Company’s finance staff in connection with the stock option grants in 2006. The number of shares underlying stock options granted to executive officers was based on competitive practices in the industry as determined by independent surveys and the Compensation Committee’s knowledge of industry practice, while taking into account the total compensation paid to an executive and the executive’s responsibilities and performance.

The Compensation Committee also approved the total number of options to be awarded to all employees of the Company in connection with this annual review of stock option grants. Based on the recommendations of the Committee’s compensation consultant, options granted in 2007 have a seven-year term and vest over a three-year period with a one-year cliff (i.e., vesting occurs at the end of the first year and on a monthly basis for the remaining two years). This is a change from the Company’s prior option grants of options with a ten-year term that vest over a four-year period with a one-year cliff.

Under our 1991 Stock Plan, we may grant restricted stock or restricted stock unit awards. In 2006, the Compensation Committee did not grant restricted stock or restricted stock units to any of our executive officers. The Compensation Committee, in its discretion, may in the future elect to make such grants to our executive officers if it deems it advisable.

Termination Based Compensation Under Employment Agreements and Offer Letters.   Our executive officers are parties to employment agreements and offer letters, as described below under “Employment Contracts, Termination of Employment and Change-in-Control Arrangements.”  We have no current plans to make changes to any employment agreements or offer letters, except as required by law or as required to clarify the benefits to which our executive officers are entitled.

These employment agreements and offer letters provide for severance payments and acceleration of vesting of equity-based awards upon termination of employment under the circumstances described below under “Employment Contracts, Termination of Employment and Change-in-Control Arrangements.” In general, the employment agreements provide for severance benefits if an officer’s employment is terminated within 24 months following a change in control. These agreements are designed both to attract executives as we compete for talented employees in a marketplace where such protections are routinely offered and to retain executives and provide continuity of management in the event of an actual or threatened change in control.

Other Compensation.   All of our full-time employees, including our executive officers, may participate in our health programs, such as medical, dental and vision care coverage, and our 401(k) and life and disability insurance programs. These benefits are designed to provide our executive officers and eligible employees a competitive total compensation package that enables us to attract and retain qualified personnel.

Compensation Committee Report

This report shall not deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission or be deemed incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates it by reference into a document filed under such Acts.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth in this Proxy Statement with our management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

Compensation Committee
Paul A. Brooke
Barry M. Ariko
Julian C. Baker
Richard U. De Schutter

Named Executive Officers

The Summary Compensation Table, Grants of Plan-Based Awards Table and the tables that follow provide compensation information for our named executive officers, including Paul A. Friedman as President and Chief Executive Officer, David C. Hastings as Executive Vice President and Chief Financial Officer, and the three most highly compensated executive officers of the Company who were serving as executive officers at the end of 2006, which in 2006 were John A. Keller, Brian W. Metcalf and Patricia A. Schreck.

Under new SEC regulations, compensation for purposes of determining the most highly compensated officers is determined with reference to all compensation disclosed in the Summary Compensation Table below. In previous years, compensation was measured for this purpose only with reference to salary and bonus (the amounts reported as bonuses under the SEC’s prior rules are now reported under the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table). Although she is not considered a named executive officer under the new SEC regulations, Paula J. Swain is included in the tables below as she would have been considered a named executive officer but for the inclusion of the compensation cost of outstanding option awards under FAS 123R for the 2006 fiscal year in determining the three most highly compensated executive officers of the Company other than Dr. Friedman and Mr. Hastings.

2006 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Option Awards($)(1)	Non-Equity Incentive Plan Compensation($)(2)	All Other Compensation ($)	Total ($)
Paul A. Friedman President and Chief Executive Officer	2006	543,577	874,450	393,120	3,909(3)	1,815,056
David C. Hastings Executive Vice President and Chief Financial Officer	2006	288,206	400,541	138,955	428(3)	828,130
John A. Keller Executive Vice President and Chief Business Officer	2006	325,800	453,064	157,248	330(3)	936,442
Brian W. Metcalf Executive Vice President and Chief Drug Discovery Scientist	2006	350,010	348,639	180,797	45,643(4)	925,089
Patricia A. Schreck Executive Vice President, General Counsel	2006	257,914	407,266	124,351	574(3)	790,105
Paula J. Swain Executive Vice President, Human Resources	2006	286,044	355,822	137,913	424(3)	780,203

(1)              Amounts listed in this column represent the compensation expense of option awards recognized by the Company, before forfeitures, under FAS 123R for the 2006 fiscal year, rather than amounts paid to or realized by the named individual, and includes expense recognized for awards granted prior to 2006. Please refer to Note 11 to our consolidated financial statements in our 2006 Annual Report on Form 10-K for the underlying assumptions for this expense. There can be no assurance that options will be exercised (in which case no value will be realized by the individual) or that the value on exercise will approximate the compensation expense recognized by the Company.

(2)              Amounts listed in this column represent bonuses paid under the annual incentive compensation plan for 2006. These amounts are not reported in the Bonus column because the award is tied to corporate performance goals. Under the SEC’s prior rules, these types of awards were previously reported under the Bonus column.

(3)              Represents payments made for group term life insurance.

(4)              Includes (i) a $27,000 housing allowance, (ii) $16,667 for forgiveness of an interest-free loan from the Company to be used for financing Dr. Metcalf’s residence in California and (iii) $1,976 for payments made for group term life insurance.

2006 Grants of Plan-Based Awards

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards (1) (2)			All Other Option Awards: Number	Exercise or Base Price of	Grant Date Fair Value of
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	of Securities Underlying Options (#) (3)	Option Awards ($/Sh)	Stock and Option Awards($)
Paul A. Friedman	-	307,125	409,500	696,150
	1/13/2006				200,000	5.46	575,252
David C. Hastings	-	108,559	144,745	246,067
	1/13/2006				100,000	5.46	287,627
John A. Keller	-	122,850	163,800	278,460
	1/13/2006				120,000	5.46	345,151
Brian W. Metcalf	-	141,248	188,330	320,162
	1/13/2006				100,000	5.46	287,627
Patricia A. Schreck	-	97,149	129,532	220,204
	1/13/2006				100,000	5.46	287,627
Paula J. Swain	-	107,745	143,660	244,221
	1/13/2006				100,000	5.46	287,627

(1)             The target incentive amounts shown in this column reflect our annual incentive plan awards originally provided under the annual incentive compensation plan for 2006 and represent the pre-established target awards as a percentage of base salary for the 2006 fiscal year, with the potential for actual awards under the plan to either exceed or be less than such funding target depending upon corporate performance. Actual award amounts are not guaranteed and are determined at the discretion of the Compensation Committee, which may consider an individual’s performance during the period. For additional information, please refer to the Compensation Discussion and Analysis section. Actual 2006 annual incentive compensation plan payouts are reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)             The threshold illustrates the smallest payout that can be made if all of the pre-established performance objectives are achieved at the minimum achievement level. Actual awards may be more or less than these amounts and are at the discretion of the Compensation Committee. The target is the payout that can be made if the pre-established performance objectives have been achieved at the target achievement level. The maximum is the greatest payout that can be made if the pre-established maximum performance objectives are achieved or exceeded at the outperform achievement levels.

(3)             Options listed in this column become exercisable as to 25% of the shares on the first anniversary of the grant date, with the remaining shares vesting ratably each month thereafter over the following three years.

Salary

The annual salaries of the named executive officers are reflected under the Salary column of the Summary Compensation Table. The Compensation Committee reviews salaries on an annual basis, and may change each executive officer’s salary based on the individual’s contributions and responsibilities over the prior twelve months and any change in comparable company pay levels. In January 2006, the Compensation Committee set the 2006 base salaries for the Company’s executive officers. Salary compensation is discussed in greater detail under the heading “Compensation Discussion and Analysis.”

Incentive Compensation

All named executive officers received a bonus for the 2006 fiscal year under the Company’s discretionary 2006 annual incentive compensation plan. This bonus is reflected under the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table because the bonus is tied to the corporate performance of the Company. The plan established cash incentive awards for all eligible employees of the Company for 2006, and was designed to align incentive awards for each participant’s individual performance with the Company’s corporate goals. Incentive awards for the Company’s executive officers were approved by the Compensation Committee and paid in 2007 pursuant to this plan. The Company’s executive officers each had a funding target under the plan, with the potential for actual awards under the plan to either exceed or be less than such funding target depending upon corporate performance, as well as each executive officer’s individual performance. The range of the 2006 awards at the time of establishment of the plan is set forth under the Estimated Future Payouts Under Non-Equity

Incentive Plan Awards columns to the Grants of Plan-Based Awards Table. Actual incentive award amounts paid to named executive officers for 2006 pursuant to this plan were based on the achievement of corporate goals that were predetermined by the Compensation Committee and individual performance, as described in greater detail under the heading “Compensation Discussion and Analysis,” and is disclosed in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

Stock Option Awards

In 2006, all named executive officers received grants of options to purchase Common Stock. The numbers and grant date fair values of these awards under FAS 123R are set forth in the Grant of Plan-Based Awards Table. The exercise price was the fair market value of the Company’s Common Stock on the grant date. Although these awards will generally vest and become exercisable as to 25% of the shares on the first anniversary of the grant date, with the remaining shares vesting ratably each month thereafter over the following three years, the amounts disclosed in the Option Awards column of the Summary Compensation Table attributable to the 2006 awards reflect the portion of these awards expensed by the Company in the 2006 fiscal year under FAS 123R. The balance of the amount set forth in the Option Awards column is attributable to the amounts expensed by the Company in the 2006 fiscal year for outstanding stock option awards from previous years under FAS 123R.

The amounts, if any, actually realized by the named executive officers for the 2006 awards will vary depending on the vesting of the award and the price of the Company’s Common Stock in relation to the exercise price at the time of exercise. Detail regarding the number of exercisable and unexercisable options held by each named executive officer at year-end is set forth in the Outstanding Equity Awards at Fiscal Year-End Table below.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

Paul A. Friedman

In November 2001, and in connection with his appointment as Chief Executive Officer, the Company entered into an employment agreement with Paul A. Friedman which provides for certain payments and benefits in the event of termination of Dr. Friedman’s employment with the Company.

Termination Without Good Reason Prior to a Change in Control.   If Dr. Friedman terminates his employment with the Company without “good reason” (which generally includes the assignment of duties substantially and materially inconsistent with Dr. Friedman’s position or other diminishment in position, requiring him to be based at any location outside of the East Coast, a reduction in salary, bonus or adverse change in benefits, or a breach by the Company of the terms of his employment arrangement) prior to a “change in control” (discussed below under the heading “Termination in Connection with a Change in Control Without Cause or for Good Reason”), the Company will pay Dr. Friedman, to the extent not already paid, his annual base salary through the date of termination, any deferred compensation and any accrued vacation pay.

Termination Without Good Reason in Connection with a Change in Control.   If Dr. Friedman terminates his employment with the Company without “good reason” following a “change in control,” the Company will pay Dr. Friedman, to the extent not already paid, his annual base salary through the date of termination, any deferred compensation and any accrued vacation pay, and an amount equal to a pro rata portion of his target bonus calculated according to the number of days he worked through the termination date in the current fiscal year.

Termination Without Cause or for Good Reason Not in Connection with a Change in Control.   If, at any time other than the two year period following a “change in control,” Dr. Friedman’s employment is terminated by the Company without cause or by him for good reason, the agreement provides that the

Company will pay Dr. Friedman, to the extent not already paid, his annual base salary through the date of termination, any deferred compensation and any accrued vacation pay, and an amount equal to a pro rata portion of his target bonus calculated according to the number of days he worked through the termination date in the current fiscal year. In addition, the Company will pay him an amount equal to the sum of his annual base salary and the greater of his current target bonus or his bonus amount for the preceding fiscal year. The cash payment will be paid in a lump sum payment unless Dr. Friedman previously elects to receive equal monthly installments over the twelve-month period following his termination. This agreement also provides that Dr. Friedman’s stock options will vest as to the amount that would have vested had he continued to work for the Company for an additional 12 months. In addition, the agreement provides for the payment of COBRA premiums by the Company for Dr. Friedman and his family for up to 12 months, outplacement services for up 12 months, as well as payment with respect to any other accrued amounts under other of the Company’s benefits arrangements.

Termination in Connection with a Change in Control Without Cause or for Good Reason.   In the event that Dr. Friedman’s employment is terminated within 24 months following a “change in control” (a change in control generally includes a significant change in the composition of the Board of Directors, the acquisition by any person or entity of greater than 50% of the combined voting power of the Company’s outstanding securities, the approval of a liquidation or dissolution of the Company, or the sale or disposition of all or substantially all of the Company’s assets or similar transaction) either by the Company without cause or by Dr. Friedman for good reason (which in the case of a change in control includes requiring Dr. Friedman to be based at any location more than 35 miles from the office or location where he was based prior to the change in control), the Company will pay Dr. Friedman, to the extent not already paid, his annual base salary through the date of termination, any deferred compensation and any accrued vacation pay, and an amount equal to a pro rata portion of his target bonus calculated according to the number of days he worked through the termination date in the current fiscal year. In addition, the Company will pay him an amount equal to three times the sum of his current annual base salary and the greater of his current target bonus or his bonus amount for the preceding fiscal year. The cash payment will be paid in a lump sum payment, unless Dr. Friedman previously elects to receive equal monthly installments over a 36-month period following his termination. The agreement also provides that in the event of such a termination, all of Dr. Friedman’s unvested restricted stock units and unvested stock options will vest in full, and all stock options will be exercisable for 12 months following his termination. In addition, the agreement provides for the continuation of benefits for Dr. Friedman and his family for up to 36 months, outplacement services for up 12 months, as well as payment with respect to any other accrued amounts under other of the Company’s benefits arrangements.

Other Covenants.   Under the agreement, Dr. Friedman is subject to non-solicitation/non-hiring and non-disparagement covenants that extend two years from termination of employment. Upon certain breaches of those covenants after termination of employment, Dr. Friedman must forfeit all of his unvested restricted stock units and the gain or income realized from units vesting within 24 months prior to the breach.

Agreements with other Named Executive Officers

In November 2003, the Company’s Board of Directors approved a form of employment agreement for Executive Vice Presidents, including Brian W. Metcalf, David C. Hastings, John A. Keller and Patricia A. Schreck, and Paula J. Swain.

This form of employment agreement provides that in the event of an “involuntary termination” of the executive’s employment within 24 months following a change in control (which includes actual termination without cause and constructive termination by way of the assignment of duties substantially and materially inconsistent with the executive’s position or other diminishment in position, requiring the executive to be based at any location outside more than 35 miles from the office or location where he or she was based prior to a change in control, a reduction in salary, bonus or adverse change in benefits, or a breach by the Company of the terms of the executive’s employment arrangement), the Company will pay the executive an amount equal to the sum of the executive’s current annual base salary and the greater of (1) the executive’s current target bonus or (2) the executive’s bonus amount for the preceding fiscal year. A “change in control” generally includes a significant change in the composition of the Board of Directors, the acquisition by any person or entity of greater than 50% of the combined voting power of the Company’s outstanding securities, the approval of a liquidation or dissolution of the Company, or the sale or disposition of all or substantially all of the Company’s assets or similar transaction. The Company will also pay the executive a pro rata portion of the executive’s target bonus calculated according to the number of days the executive worked through the termination date in the current fiscal year. The cash payment would be paid in a lump sum payment following the executive’s termination. The agreement also provides that in the event of such a termination, all of the executive’s unvested stock options will vest in full, and all stock options will be exercisable for 12 months following the executive’s termination. In addition, the agreement provides for the reimbursement of COBRA premiums by the Company for the executive and eligible dependents for up to 12 months, reimbursement (or payment)  by the Company for the cost of continued life and disability insurance for the executive for 12 months at the same levels in effect on the termination date, as well as payment with respect to any other accrued amounts under other of the Company’s benefits arrangements.

Brian W. Metcalf.   In connection with his employment in February 2002, Brian W. Metcalf received a loan from the Company for the purpose of financing his residence in California. On February 6, 2003, 25% of the outstanding principal balance was forgiven, and 1/48 of the original principal amount was forgiven on the last day of each month thereafter, through February 6, 2006.

John A. Keller.   In September 2003, in connection with his appointment as Executive Vice President and Chief Business Officer, Dr. Keller received an offer letter that provides that if his employment is terminated other than for cause, the Company will pay him an amount equal to the sum of his current annual base salary and his current target bonus, as well as amounts with respect to any other accrued amounts under other of the Company’s benefits arrangements.

David C. Hastings.   In September 2003, in connection with his appointment as Executive Vice President and Chief Financial Officer, Mr. Hastings received an offer letter that provides that if his employment is terminated other than for cause, the Company will pay him an amount equal to the sum of his current annual base salary and his current target bonus, as well as amounts with respect to any other accrued amounts under other of the Company’s benefits arrangements. The Company will also pay the cost of COBRA premiums for one year, or until he becoming eligible for medical insurance with another employer.

Potential Payments Upon Termination without a Change in Control

The following table describes the potential payments and benefits triggered by a termination of employment of a named executive officer by the Company without cause, or by the executive for good reason, in each case prior to a change in control and assuming the employment of the named executive officer was terminated on December 29, 2006.

Termination	Cash Payment($)	Medical/Insurance Benefits($)	Acceleration of Equity Awards($)(1)	Other($)(2)		Total($)
Paul A. Friedman
• Termination without cause or for good reason	1,440,500	15,673	36,417	136,100	(3)	1,628,690
David C. Hastings
• Termination without cause	434,235	17,282	-	7,794		459,311
John A. Keller
• Termination without cause	491,400	-	-	25,200		516,600

(1)            Represents the amount by which the closing price of our common stock on December 29, 2006 exceeded the exercise price for equity awards for which vesting accelerated as a result of termination of employment.

(2)            Includes accrued amounts under other of the Company’s benefits arrangements, including accrued vacation and other vested benefits the named executive officer is entitled to receive that are generally available to all salaried employees.

(3)            Includes an estimated $50,000 for outplacement services.

Potential Payments Upon Termination in Connection with a Change in Control

The following table describes the potential payments and benefits triggered by a termination of employment of a named executive officer in connection with a change in control, by the Company without cause or by the executive for good reason, in each case assuming the employment of the named executive officer was terminated on December 29, 2006.

Termination	Cash Payment ($)	Medical/Insurance Benefits ($)	Acceleration of Equity Awards ($) (2)	Other ($) (3)		Total ($)
Paul A. Friedman
• Termination without good reason	409,500	-	-	86,100		495,600
• Termination without cause or for good reason	3,502,500	51,897	76,000	136,100	(4)	3,766,497
David C. Hastings
• Termination without cause or for good reason (1)	606,235	19,108	62,000	7,794		695,137
John A. Keller
• Termination without cause or for good reason (1)	691,400	12,583	81,225	25,200		810,408
Brian W. Metcalf
• Termination without cause or for good reason (1)	789,991	12,959	38,000	30,691		871,641
Patricia A. Schreck
• Termination without cause or for good reason (1)	542,596	19,078	38,000	10,089		609,763
Paula J. Swain
• Termination without cause or for good reason (1)	605,979	19,105	38,000	4,697		667,781

(1)            Includes constructive termination following a change in control. See the section entitled “Agreements with other Named Executive Officers” above.

(2)            Represents the amount by which the closing price of our common stock on December 29, 2006 exceeded the exercise price for equity awards for which vesting accelerated as a result of termination of employment.

(3)            Includes accrued amounts under other of the Company’s benefits arrangements, including accrued vacation and other vested benefits the named executive officer is entitled to receive that are generally available to all salaried employees.

(4)            Includes an estimated $50,000 for outplacement services.

2006 Outstanding Equity Awards At Fiscal Year-End

	Option Awards (1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Options (#) Un-Exercisable		Option Exercise Price ($)	Option Expiration Date
Paul A. Friedman	400,000		-		16.19	11/26/2011
	225,000		-		5.97	11/7/2012
	155,833		64,167		8.64	2/27/2014
	114,999	(2)	125,001	(3)	8.99	1/18/2015
	-		200,000		5.46	1/13/2016
David C. Hastings	126,666		33,334		5.12	10/14/2013
	7,083		2,917		8.19	2/13/2014
	52,708		57,292		8.99	1/18/2015
	-		100,000		5.46	1/13/2016
John A. Keller	162,500		37,500		4.89	9/22/2013
	35,416		14,584		8.19	2/13/2014
	45,520		49,480		8.99	1/18/2015
	-		120,000		5.46	1/13/2016
Brian W. Metcalf	160,000		-		11.06	2/27/2012
	100,000		-		5.97	11/7/2012
	47,458		19,542		8.19	2/13/2014
	43,125		46,875		8.99	1/18/2015
	-		100,000		5.46	1/13/2016
Patricia A. Schreck	120,000		40,000		6.15	12/8/2013
	50,312		54,688		8.99	1/18/2015
	-		100,000		5.46	1/13/2016
Paula J. Swain	75,000		-		13.80	2/4/2012
	30,000		-		6.27	8/15/2012
	75,000		-		5.97	11/7/2012
	38,958		16,042		8.19	2/13/2014
	47,916		52,084		8.99	1/18/2015
	-		100,000		5.46	1/13/2016

(1)             Except as otherwise noted in notes (2) and (3), all options listed in this table become exercisable as to 25% of the shares on the first anniversary of the grant date, with the remaining shares vesting ratably each month thereafter over the following three years. Except as otherwise noted, the options have a term of ten years, subject to earlier termination in certain events relating to termination of employment. Vesting of the options is subject to acceleration under the circumstances described under “Employment Contracts, Termination of Employment and Change-in-Control Arrangements.”

(2)             Includes 19,116 shares of Common Stock subject to an option that will become exercisable as to 25% of the shares on the first anniversary of the grant date, with the remaining shares vesting ratably each month thereafter over the following three years. Vesting of such option will accelerate in full upon death or disability or upon the last to occur of (i) retirement as an employee of the Company or (ii) resignation as a member of the Board of Directors (including failure to be re-elected as a result of failure to stand for re-election) and in the event of such acceleration the option will not expire until three years after the date of such death, disability, retirement or resignation.

(3)             Includes 20,884 shares of Common Stock subject to an option that will become exercisable as to 25% of the shares on the first anniversary of the grant date, with the remaining shares vesting ratably each month thereafter over the following three years. Vesting of such option will accelerate in full upon death or disability or upon the last to occur of (i) retirement as an employee of the Company or (ii) resignation as a member of the Board of Directors (including failure to be re-elected as a result of failure to stand for re-election) and in the event of such acceleration the option will not expire until three years after the date of such death, disability, retirement or resignation.

Equity Compensation Plan Information

The following table gives information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans as of December 31, 2006, including the 1991 Stock Plan, the Directors’ Stock Option Plan and the 1997 Employee Stock Purchase Plan.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	10,094,147	$7.94	4,766,654 (1)
Equity compensation plans not approved by security holders	—	—	—
Total	10,094,147	$7.94	4,766,654

(1)           Includes 976,173 shares available for issuance under the 1997 Employee Stock Purchase Plan, 472,081 shares available for issuance under the Directors’ Stock Option Plan and 3,318,400 shares available for issuance under the 1991 Stock Plan. In February 2007, in connection with the Compensation Committee’s annual review of stock option grants and the Company’s 2006 performance, options to purchase 2,431,975 shares were granted under the 1991 Stock Plan.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors is composed of three directors, each of whom qualifies as “independent” under the current listing requirements of The NASDAQ Stock Market. The current members of the Audit Committee are Barry M. Ariko, Matthew W. Emmens and Roy A. Whitfield. The Audit Committee acts pursuant to a written charter that was originally adopted by the Board of Directors in June 2000 and was most recently amended in March 2004.

In performing its functions, the Audit Committee acts in an oversight capacity and necessarily relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company’s annual financial statements with accounting principles generally accepted in the United States and on management’s assessment of and the effectiveness of the Company’s internal control over financial reporting. It is not the duty of the Audit Committee to plan or conduct audits, to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess the Company’s internal control over financial reporting.

Within this framework, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2006 and the Company’s internal control over financial reporting. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. In addition, the Audit Committee has received the written disclosures from the independent registered public accounting firm required by Independence Standards Board Statement No. 1, has discussed with the independent registered public accounting firm, Ernst & Young LLP, the independence of that firm, and has considered whether the provision of non-audit services was compatible with maintaining the independence of that firm.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

Audit Committee
Barry M. Ariko
Matthew W. Emmens
Roy A. Whitfield

PROPOSAL 2

PROPOSAL TO AMEND THE INCYTE CORPORATION 1991 STOCK PLAN

In March 2007, the Board of Directors approved an amendment to the Company’s 1991 Stock Plan, subject to the approval of the Company’s stockholders at the Annual Meeting. The following summary of the principal features of the 1991 Stock Plan is qualified by reference to the terms of the 1991 Stock Plan, the full text of which is set forth as Appendix A, and is substantially in the form in which it will take effect if this Proposal 2 is approved by the stockholders.

Description of Amendment

The amendment to the 1991 Stock Plan approved by the Board of Directors and submitted for stockholder approval consists of an increase in the number of shares of Common Stock available for issuance under the 1991 Stock Plan by 3,000,000 shares, from 22,350,000 to 25,350,000 shares.

1991 Stock Plan

The 1991 Stock Plan was initially adopted by the Board of Directors in November 1991 and first approved by the Company’s stockholders in December 1991. It was amended and restated by the Board of Directors in February 2001, and the Company’s stockholders approved the amended and restated 1991 Stock Plan in June 2001. The 1991 Stock Plan was also amended in February 2002, March 2003 and March 2007.

The purpose of the 1991 Stock Plan is to assist the Company in the recruitment, retention and motivation of employees and of independent contractors who are in a position to make material contributions to the Company’s progress. The 1991 Stock Plan offers a significant incentive to the employees and independent contractors of the Company by enabling such individuals to acquire shares of Common Stock, thereby increasing their proprietary interest in the growth and success of the Company.

The 1991 Stock Plan provides for the direct award or sale of shares of Common Stock (including restricted stock) and for the grant of both incentive stock options (“ISO”) to purchase Common Stock intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and nonstatutory stock options (“NSO”) to purchase Common Stock that do not qualify for such treatment under the Code. All employees (including officers) of the Company or any subsidiary and any independent contractor who performs services for the Company or a subsidiary are eligible to purchase shares of Common Stock and to receive awards of shares or grants of NSOs. Only employees are eligible to receive grants of ISOs. Non-employee directors are not eligible to receive awards under the 1991 Stock Plan. As of December 31, 2006, 186 employees were eligible to be considered for the grant of options or for the direct award or sale of shares of Common Stock under the 1991 Stock Plan. Options to purchase more than 800,000 shares may not be granted in a single calendar year to any participant in the 1991 Stock Plan.

The 1991 Stock Plan also permits the award of shares of Common Stock pursuant to restricted stock units, which represent the Company’s promise to issue an equivalent number of shares of Common Stock, or distribute cash, when the units vest or at a later settlement date.

A total of 22,350,000 shares of Common Stock currently are reserved for issuance under the 1991 Stock Plan. If any option granted under the 1991 Stock Plan expires or terminates for any reason without having been exercised in full, then the unpurchased shares subject to that option will once again be available for additional option grants. As of March 15, 2007, the Company had outstanding options to purchase an aggregate of 11,923,547 shares of Common Stock (exercise prices ranging from $3.10 to $35.00 per share, with a weighted average per share exercise price of $7.78) under the 1991 Stock Plan, and had 851,237 shares of Common Stock available for future issuance under the 1991 Stock Plan (or 3,851,237 shares of Common Stock including the 3,000,000 shares subject to stockholder approval at the Annual Meeting).

Administration

The 1991 Stock Plan is administered by the Compensation Committee. Subject to the limitations set forth in the 1991 Stock Plan, the Compensation Committee has the authority to determine, among other things, to whom options will be granted and shares or restricted stock units will be issued, the number of shares, the term during which an option may be exercised and the rate at which the options may be exercised and the shares or restricted stock units may vest. The Board of Directors has created a secondary committee, the Non-Management Stock Option Committee, which is authorized to make grants and awards under the 1991 Stock Plan to eligible individuals other than members of the Board, the “Section 16 officers,” and employees with the title of Senior Vice President or above.

Terms of Options, Shares Offered for Sale and Restricted Stock Units

The maximum term of each option that may be granted under the 1991 Stock Plan is ten years, except as may otherwise be provided in an option agreement. Stock options granted under the 1991 Stock Plan must be exercised by the optionee before the earlier of the expiration of such option or the date 90 days after termination of the optionee’s employment, except that the period may be extended on certain events including death and termination of employment due to disability.

The exercise price under each option will be established by the Compensation Committee subject to limitations set forth in the 1991 Stock Plan. The exercise price of ISOs and NSOs cannot be lower than the fair market value of the Common Stock on the date of grant. On March 29, 2007, the closing sale price for the Common Stock on the NASDAQ Global Market was $6.54. The exercise price must be paid in full at the time of exercise. Under the 1991 Stock Plan, the exercise price is payable in cash or, in certain circumstances, Common Stock or, to the extent not prohibited by law, by promissory note. The 1991 Stock Plan also allows an optionee to pay the exercise price by means of a broker-assisted “cashless exercise.”

Options may have such terms and be exercisable in such manner and at such times as the Compensation Committee may determine.

The terms of any sale of shares of Common Stock under the 1991 Stock Plan (other than sales upon exercise of options) will be set forth in a stock purchase agreement to be entered into between the Company and each purchaser. The Compensation Committee will determine the terms and conditions of such stock purchase agreements, which need not be identical. The purchase price for shares of Common Stock sold under the 1991 Stock Plan may not be less than the par value of such shares. The purchase price may be paid, at the Compensation Committee’s discretion and to the extent not prohibited by law, with a full-recourse promissory note secured by the shares, except that the par value of the shares must be paid in cash. Shares may also be awarded under the 1991 Stock Plan in consideration of services rendered prior to the award, without a cash payment by the recipient.

The terms of any awards of restricted stock units under the 1991 Stock Plan will be set forth in a restricted stock unit agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms and conditions of such restricted stock unit agreements, which need not be identical. Each unit represents the right to receive at a later date one share of Common Stock or, in the Company’s discretion, cash equal to the fair market value of that share. At the time of settlement of the units, the holder must pay in cash the par value of any shares of Common Stock received.

Common Stock transferred pursuant to the 1991 Stock Plan (including shares acquired upon the exercise of certain options) may be subject to repurchase by the Company in the event that any applicable vesting conditions are not satisfied. A holder of shares transferred under the 1991 Stock Plan has the same voting, dividend and other rights as the Company’s other stockholders.

Modification, Extension and Assumption of Options

The Compensation Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. However, options may not be modified to lower the exercise price per share of Common Stock, and options may not be assumed or cancelled in return for new options with a lower exercise price per share of Common Stock, without the approval of the Company’s stockholders.

Amendment and Termination

The 1991 Stock Plan may be amended at any time by the Board of Directors, subject to applicable laws. Unless sooner terminated by the Board of Directors, the 1991 Stock Plan will terminate on February 15, 2011, and, following such date, no further options may be granted or stock sold pursuant to such plan except upon the exercise of options granted prior to the termination date.

Effect of Certain Corporate Events

In the event of a subdivision of the outstanding Common Stock or a combination or consolidation of the outstanding Common Stock (by reclassification or otherwise) into a lesser number of shares, a spin-off or a similar occurrence, or declaration of a dividend payable in Common Stock or, if in an amount that has a material effect on the price of the shares, in cash, the Compensation Committee will make adjustments in the number and/or exercise price of options and/or the number of shares available under the 1991 Stock Plan, as appropriate.

In the event of a merger or other reorganization, outstanding options will be subject to the agreement of merger or reorganization. Such agreement may provide for the assumption of outstanding options by the surviving corporation or its parent, for their continuation by the Company (if the Company is the surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one share under the agreement of merger or reorganization and the exercise price for each option, or for the acceleration of the exercisability of each option followed by the cancellation of options not exercised, in all cases without the optionees’ consent.

Certain Federal Income Tax Consequences of Awards Under the 1991 Stock Plan

Neither the optionee nor the Company will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising an NSO, the optionee generally must recognize ordinary income equal to the “spread” between the exercise price and the fair market value of Common Stock on the date of exercise; the Company will be entitled to a deduction for the same amount. In the case of an employee, the option spread at the time an NSO is exercised is subject to income tax withholding, but the optionee may be permitted to satisfy the withholding tax obligation by having shares of Common Stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the 1991 Stock Plan depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising an NSO. The Company will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

The recipient of a restricted stock unit will recognize ordinary income upon receipt of Common Stock or cash when the vested units are settled, in an amount equal to the fair market value of the Common Stock and cash received. The Company will be entitled to a deduction at the same time and in the same amount.

The recipient of shares of restricted stock recognizes ordinary income in the year or years in which the shares vest, in an amount equal to the fair market value of the shares at the time of vesting. The recipient may elect under Section 83(b) of the Code to be taxed in the year of receipt, instead of the year of vesting, based on the fair market value of the shares at the time of receipt.

The above description of tax consequences is based upon current federal tax laws and regulations and does not purport to be a complete description of the federal income tax aspects of the 1991 Stock Plan.

New Plan Benefits

The Compensation Committee has not made any determination with respect to future awards under the 1991 Stock Plan, and any allocation of such awards will be made only in accordance with the provisions of the 1991 Stock Plan, including the additional shares of stock that the stockholders are being asked to approve. Because awards under the 1991 Stock Plan are subject to the discretion of the Compensation Committee, awards under the plan for the current or any future year are not determinable. Future option exercise prices under the 1991 Stock Plan are not determinable because they will be based upon the fair market value of our common stock on the date of grant. No restricted stock units or shares of restricted stock were awarded under the 1991 Stock Plan in 2006. Our named executive officers received option grants under the 1991 Stock Plan as set forth in this Proxy Statement in the Grants of Plan-Based Awards Table under the caption “Executive Compensation.” Our non-employee directors are not eligible to receive awards under the 1991 Stock Plan. Of the persons eligible to receive grants under the 1991 Stock Plan, the following persons received option grants in 2006 as follows:

Name and Position	Number of Option Shares (1) (#)
All current executive officers as a group (7 persons)	720,000
All employees, including all current officers who are not executive officers, as a group	1,944,227

(1)           All options were granted at an exercise price per share equal to the fair market value on the date of grant.

Required Vote

Approval of the amendment to the 1991 Stock Plan requires the affirmative vote of a majority of the shares present and entitled to vote.

The Board of Directors recommends a vote “FOR” the amendment to the Company’s 1991 Stock Plan.

PROPOSAL 3

RATIFICATION OF independent registered public accounting firm

The Audit Committee has appointed the firm of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007. Ernst & Young LLP has audited the Company’s financial statements since the Company’s inception in 1991. Representatives of Ernst & Young LLP are expected to be present at the Company’s Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following table sets forth the aggregate fees billed or expected to be billed by Ernst & Young LLP for audit and other services rendered.

	Year Ended December 31,
	2006	2005
	(in thousands)
Audit Fees (1)	$537	$567
Audit-related Fees (2)	22	30
Tax Services Fees (3)	5	10
All Other Fees	-	-
	$564	$607

(1)            Audit fees include fees billed for the audit of the Company’s annual statements and reviews of the Company’s quarterly financial statements, including the Company’s Annual Report on Form 10-K, the audit of the Company’s internal control over financial reporting, and include fees for SEC registration statements and consultation on accounting standards or transactions. Audit fees for 2006 include $77,000 billed for services in connection with comfort letters relating to the Company’s 3½% convertible senior notes offering.

(2)            Audit-related fees include fees billed for employee benefit plan audits and consultations concerning financial and accounting matters not classified as audit services.

(3)            Tax services fees consist of tax compliance and consultation services.

The Audit Committee considered whether the provision of the services other than the audit services is compatible with maintaining Ernst & Young LLP’s independence.

Pre-Approval Policies and Procedures

The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. All of the services provided in 2006 were pre-approved.

Required Vote

Ratification will require the affirmative vote of a majority of the shares present and entitled to vote. Stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors recommends a vote “FOR” ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 29, 2007, as to shares of Common Stock beneficially owned by:  (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s executive officers named under “Executive Compensation—Summary Compensation Table” (the “Named Executive Officers”) and (iv) all directors and executive officers of the Company as a group. Ownership information is based upon information furnished by the respective individuals or entities, as the case may be. Unless otherwise indicated below, the address of each beneficial owner listed on the table is c/o Incyte Corporation, Experimental Station, Route 141 & Henry Clay Road, Building E336, Wilmington, DE 19880. The percentage of Common Stock beneficially owned is based on 83,992,570 shares outstanding as of March 29, 2007. In addition, shares issuable pursuant to options or convertible securities that may be acquired within 60 days of March 29, 2007 are deemed to be issued and outstanding and have been treated as outstanding in calculating and determining the beneficial ownership and percentage ownership of those persons possessing those securities, but not for any other individuals.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned (1)	Percentage Beneficially Owned
5% Stockholders
Wellington Management Company, LLP (2)	11,585,350	13.8%
Platinum Asset Management Limited (3)	10,412,030	12.4%
T. Rowe Price Associates, Inc. (4)	8,640,318	10.3%
Loomis, Sayles & Co., L.P. (5)	6,308,866	7.0%
Barclays Global Investors, N.A. (6)	5,843,518	7.0%
Julian C. Baker and Felix J. Baker (7)	5,032,379	6.0%
Named Executive Officers, Directors and Nominees for Director
Paul A. Friedman (8)	1,185,312	1.4%
David C. Hastings (9)	251,455	*
John A. Keller (10)	319,371	*
Brian W. Metcalf (11)	433,175	*
Patricia A. Schreck (12)	233,248	*
Paula J. Swain (13)	334,412	*
Richard U. De Schutter (14)	202,084	*
Barry M. Ariko (15)	100,834	*
Julian C. Baker (16)	5,032,379	6.0%
Paul A. Brooke (17)	212,084	*
Matthew W. Emmens (18)	8,750	*
John F. Niblack (19)	8,750	*
Roy A. Whitfield (20)	1,232,989	1.5%
All directors and executive officers as a group (14 persons) (21)	9,643,058	11.04%

                  * Represents less than 1% of the Company’s Common Stock.

          (1) To the Company’s knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the notes to this table.

          (2) According to an amended Schedule 13G filed February 14, 2007, filed by Wellington Management Company, LLP (“Wellington”), Wellington, in its capacity as investment adviser, may be deemed to beneficially own all shares listed in the table, and has shared dispositive power with respect to 11,439,650 shares and shared voting power over 8,778,193 shares. The address of the principal place of business of Wellington is 75 State Street, Boston, Massachusetts 02109.

          (3) According to a Schedule 13G filed February 13, 2007, Platinum Asset Management Limited has sole dispositive and voting power with respect to all shares listed in the table. The address of the principal place of business of Platinum Asset Management Limited is Level 8, Macquarie Place, Sydney NSW 2000, Australia.

          (4) According to an amended Schedule 13G filed January 10, 2007, T. Rowe Price Associates, Inc. (“T. Rowe Price”) has sole dispositive power with respect to all shares listed in the table and sole voting power with respect to 868,100 shares. The number of shares deemed beneficially owned by T. Rowe Price includes 713,108 shares subject to warrants and conversion privileges. The address of the principal place of business of T. Rowe Price is 100 E. Pratt Street, Baltimore, Maryland 21202.

          (5) According to an amended Schedule 13G filed February 14, 2007, filed by Loomis, Sayles & Co., L.P. (“Loomis”), Loomis, in its capacity as investment adviser, may be deemed to beneficially own and has sole dispositive power with respect to all shares listed in the table, and has sole voting power with respect to 5,686,234 shares and shared voting power over 240,674 shares. Based on a Form 13F filed February 9, 2007 by Loomis, all shares listed in the table represent shares issuable upon the conversion of the Company’s 3½% Convertible Subordinated Notes due 2011. The address of the principal place of business of Loomis is One Financial Center, Boston, Massachusetts 02111.

          (6) According to a Schedule 13G filed January 23, 2007, filed jointly by Barclays Global Investors, N.A. (“Global Investors”), Barclays Global Fund Advisors (“Global Advisors”), Barclays Global Investors, Ltd., Barclays Global Investors Japan Trust and Banking Company Limited and Barclays Global Investors Japan Limited, Global Investors has sole dispositive power with respect to 5,843,518 shares listed in the table and sole voting power over 5,555,951 shares. Global Advisors has sole dispositive and voting power with respect to 2,239,632 shares listed in the table. The address of the principal place of business of Global Investors and Global Advisors is 45 Fremont Street, San Francisco, CA 94105.

          (7) The address for Julian C. Baker and Felix J. Baker is 667 Madison Avenue, New York, New York 10021. Julian C. Baker and Felix J. Baker share dispositive and voting power with respect to 4,934,462 shares, including 1,691,135 shares issuable upon conversion of the Company’s  3½% Convertible Subordinated Notes due 2011. Of such shares, Baker/Tisch Investments, L.P. held 86,061 shares; Baker Bros. Investments, L.P. held 144,314 shares; Baker Bros. Investments II, L.P. held 154,665 shares; Baker Biotech Fund I, L.P. held 2,269,485 shares; Baker Brothers Life Sciences, L.P. held 2,246,527 shares; and FBB Associates held 33,410 shares. The total shown also includes 97,917 shares subject to options exercisable within 60 days of March 29, 2007 held by Julian C. Baker. Julian C. Baker and Felix J. Baker may be deemed to own beneficially the shares held by Baker/Tisch Investments, L.P., Baker Bros. Investments, L.P., Baker Bros. Investments II, L.P., Baker Biotech Fund I, L.P., Baker Brothers Life Sciences, L.P. and FBB Associates.

          (8) Includes 1,010,412 shares subject to options exercisable within 60 days of March 29, 2007.

          (9) Includes 248,955 shares subject to options exercisable within 60 days of March 29, 2007.

    (10) Represents solely 319,371 shares subject to options exercisable within 60 days of March 29, 2007.

    (11) Includes 400,269 shares subject to options exercisable within 60 days of March 29, 2007.

    (12) Includes 231,248 shares subject to options exercisable within 60 days of March 29, 2007.

    (13) Includes 316,351 shares subject to options exercisable within 60 days of March 29, 2007.

    (14) Includes 177,084 shares subject to options exercisable within 60 days of March 29, 2007.

    (15) Represents solely 100,834 shares subject to options exercisable within 60 days of March 29, 2007.

    (16) See note (7) above.

    (17) Includes 112,084 shares subject to options exercisable within 60 days of March 29, 2007.

    (18) Represents solely 8,750 shares subject to options exercisable within 60 days of March 29, 2007.

    (19) Represents solely 8,750 shares subject to options exercisable within 60 days of March 29, 2007.

    (20) Includes 258,000 shares subject to options exercisable within 60 days of March 29, 2007.

    (21) Includes shares included pursuant to notes (8), (9), (10), (11), (12), (13), (14), (15), (16), (17), (18), (19) and (20) above and 87,965 shares subject to options exercisable within 60 days of March 29, 2007 held by another executive officer of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers and any persons holding more than 10% of the Company’s Common Stock are required to report their initial ownership of the Company’s Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. Based solely on our review of the copies of such forms received by us, or written representation from certain reporting persons, we believe that all of the filing requirements for such persons were satisfied for 2006, other than Brian M. Metcalf, who filed one late Form 4 in connection with purchases of Common Stock.

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2008 Annual Meeting must be received by the Secretary of the Company no later than December 20, 2007 in order that they may be included in the Company’s proxy statement and form of proxy relating to that meeting.

A stockholder proposal not included in the Company’s proxy statement for the 2008 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company’s Bylaws. To be timely, the Company’s Bylaws provide that the Company must have received the stockholder’s notice not less than 60 days nor more than 90 days prior to the scheduled date of such meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 70 days prior to the meeting date, the Company must receive the stockholder’s notice by the earlier of (i) the close of business on the 10th day after the earlier of the day the Company mailed notice of the annual meeting date or provided such public disclosure of the meeting date and (ii) two days prior to the scheduled date of the annual meeting.

ANNUAL REPORT

The Company will furnish without charge, upon written request of any person who was a stockholder or beneficial owner of Common Stock at the close of business on March 28, 2007, a copy of the Company’s Annual Report on Form 10-K, including the financial statements, the financial statement schedules, and all exhibits. The written request should be sent to: Investor Relations Department, Incyte Corporation, Experimental Station, Route 141 & Henry Clay Road, Building E336, Wilmington, DE  19880.

Whether you intend to be present at the Annual Meeting or not, we urge you to vote by telephone, the Internet, or by signing and mailing the enclosed proxy promptly.

By order of the Board of Directors.

Paul A. Friedman
President and Chief Executive Officer

April 6, 2007

Appendix A

1991 STOCK PLAN OF
INCYTE CORPORATION
(As Amended on March 13, 2007)

SECTION 1.   ESTABLISHMENT AND PURPOSE.

The Plan was adopted on November 7, 1991, amended and restated on February 15, 2001, and amended on February 27, 2002, March 15, 2003 and March 13, 2007. The purpose of the Plan is to offer selected employees and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company’s Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under section 422 of the Code.

The Plan is intended to comply in all respects with Rule 16b-3 (or its successor) under the Exchange Act and shall be construed accordingly.

SECTION 2.   DEFINITIONS.

(a)  “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(b)  “Change in Control” shall mean the occurrence of either of the following events:

(i)  A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A)  Had been directors of the Company 24 months prior to such change; or

(B)  Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

(ii)  Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company.

(c)  “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)  “Committee” shall mean a committee of the Board of Directors, as described in Section 3(a).

(e)  “Company” shall mean Incyte Corporation (formerly Incyte Genomics, Inc.), a Delaware corporation.

(f)  “Employee” shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary or (ii) an independent contractor who performs services for the Company or a Subsidiary and who is not a member of the Board of Directors. Service as an independent contractor shall be considered employment for all purposes of the Plan except the second sentence of Section 4(a).

(g)  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(h)  “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

(i)  “Fair Market Value,” with respect to a Share, shall mean the market price of one Share of Stock, determined by the Committee as follows:

(i)  If the Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the “Pink Sheets” published by the National Quotation Bureau, Inc.;

(ii)  If the Stock was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The Nasdaq Stock Market;

(iii)  If the Stock was traded on a United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

(iv)  If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(j)  “ISO” shall mean an employee incentive stock option described in section 422(b) of the Code.

(k)  “Nonstatutory Option” shall mean an employee stock option not described in sections 422(b) or 423(b) of the Code.

(l)  “Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(m)  “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(n)  “Optionee” shall mean an individual who holds an Option.

(o)  “Plan” shall mean this Amended and Restated 1991 Stock Plan of Incyte Corporation.

(p) “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

(q)  “Service” shall mean service as an Employee.

(r)  “Share” shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

(s)  “Stock” shall mean the Common Stock, $.001 par value, of the Company.

(t)  “Stock Option Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

(u)  “Stock Purchase Agreement” shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

(v)  “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(w)  “Total and Permanent Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

SECTION 3.   ADMINISTRATION.

(a)  Committee Composition.   The Plan shall be administered by the Committee. The Committee shall consist of two or more directors of the Company who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to the grant of Awards to persons who are officers or directors of the Company under Section 16 of the Exchange Act or the Board itself. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Shares and Options under the Plan to such Employees and may determine all terms of such grants.

(b)  Committee Procedures.   The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

(c)  Committee Responsibilities.   Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i)  To interpret the Plan and to apply its provisions;

(ii)  To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)  To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv)  To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

(v)  To select the Offerees and Optionees;

(vi)  To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

(vii)  To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

(viii)  To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

(ix)  To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement;

(x)  To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration; and

(xi)  To take any other actions deemed necessary or advisable for the administration of the Plan.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4.   ELIGIBILITY.

(a)  General Rule.   Only Employees, as defined in Section 2(f), shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only individuals who are employed as common-law employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

(b)  Ten-Percent Stockholders.   An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110 percent of the Fair Market Value of a Share on the date of grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

(c)  Attribution Rules.   For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

(d)  Outstanding Stock.   For purposes of Subsection (b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.   STOCK SUBJECT TO PLAN.

(a)  Basic Limitation.   Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 25,350,000 Shares, subject to adjustment pursuant to Section 9. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b)  Additional Shares.   In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan.

SECTION 6.   TERMS AND CONDITIONS OF AWARDS OR SALES.

(a)  Stock Purchase Agreement.   Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

(b)  Duration of Offers and Nontransferability of Rights.   Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

(c)  Purchase Price.   The Purchase Price of Shares to be offered under the Plan shall not be less than the par value of such Shares. Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in Section 8.

(d)  Withholding Taxes.   As a condition to the award, purchase, vesting or sale of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such Shares. The Committee may permit the Offeree to satisfy all or part of his or her tax obligations related to such Shares by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. The Shares withheld or surrendered shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

(e)  Restrictions on Transfer of Shares.   Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7.   TERMS AND CONDITIONS OF OPTIONS.

(a)   Stock Option Agreement.   Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b)   Number of Shares.   Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option. Options granted to any Optionee in a single calendar year shall in no event cover more than 800,000 Shares, subject to adjustment in accordance with Section 9.

(c)   Exercise Price.   Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 4(b). The Exercise Price of a Nonstatutory Option shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

(d)   Withholding Taxes.   As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Optionee to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

(e)   Exercisability.   Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, Total and Permanent Disability or retirement or other events.

(f)   Effect of Change in Control.   The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable on an accelerated basis in the event that a Change in Control occurs with respect to the Company. If the Committee finds that there is a reasonable possibility that, within the succeeding six months, a Change in Control will occur with respect to the Company, then the Committee may determine that all outstanding Options shall be exercisable on an accelerated basis.

(g)   Term.   The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

(h)   Nontransferability.   Except as may be provided in the applicable Stock Option Agreement with respect to a Nonstatutory Option, no Option shall be transferable by the Optionee other than by will, by beneficiary designation delivered to the Company, or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

(i)   Termination of Service (Except by Death).   Except as may be provided in the applicable Stock Option Agreement, if an Optionee’s Service terminates for any reason other than the Optionee’s death, then such Optionee’s Option(s) shall expire on the earliest of the following occasions:

(i)    The expiration date determined pursuant to Subsection (g) above;

(ii)   The date 90 days after the termination of the Optionee’s Service for any reason other than Total and Permanent Disability; or

(iii)  The date six months after the termination of the Optionee’s Service by reason of Total and Permanent Disability.

The Optionee may exercise all or part of his or her Option(s) at any time before the expiration of such Option(s) under the preceding sentence, but only to the extent that such Option(s) had become exercisable before the Optionee’s Service terminated or became exercisable as a result of the termination. The balance of such Option(s) shall lapse when the Optionee’s Service terminates. In the event that the Optionee dies after the termination of the Optionee’s Service but before the expiration of the Optionee’s Option(s), all or part of such Option(s) may be exercised (prior to expiration) by the executors or administrators of the

Optionee’s estate or by any person who has acquired such Option(s) directly from the Optionee by bequest, beneficiary designation or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee’s Service terminated or became exercisable as a result of the termination.

(j)   Leaves of Absence.   Except as may be provided in the applicable Stock Option Agreement, for purposes of Subsection (i) above, Service shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, in the case of an ISO granted under the Plan, Service shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee’s reemployment rights are guaranteed by statute or by contract.

(k)   Death of Optionee.   Except as may be provided in the applicable Stock Option Agreement, if an Optionee dies while he or she is in Service, then such Optionee’s Option(s) shall expire on the earlier of the following dates:

(i)    The expiration date determined pursuant to Subsection (g) above; or

(ii)   The date six months after the Optionee’s death.

All or part of the Optionee’s Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired such Option(s) directly from the Optionee by bequest, beneficiary designation or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee’s death or became exercisable as a result of the Optionee’s death. The balance of such Option(s) shall lapse when the Optionee dies.

(l)   No Rights as a Stockholder.   An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until he or she becomes entitled, pursuant to the terms of such Option, to receive such Shares. No adjustments shall be made, except as provided in Section 9.

(m)   Modification, Extension and Assumption of Options.   Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price; provided, however, that the Committee may not modify outstanding Options to lower the Exercise Price nor may the Committee assume or accept the cancellation of outstanding Options in return for the grant of new Options with a lower Exercise Price, unless such action has been approved by the Company’s stockholders. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee’s rights or increase his or her obligations under such Option.

(n)   Restrictions on Transfer of Shares.   Any Shares issued upon exercise of an Option may be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8.   PAYMENT FOR SHARES.

(a)   General Rule.   The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Subsections (b), (c), (d), (e) and (f) below.

(b)   Surrender of Stock.   To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or the Optionee’s representative for more than six months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

(c)   Services Rendered.   At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

(d)   Promissory Note.   To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, a portion of the Exercise Price or Purchase Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note, provided that (i) the par value of such Shares must be paid in lawful money of the United States of America at the time when such Shares are purchased, (ii) the Shares are pledged as security for payment of the principal amount of the promissory note and interest thereon and (iii) the interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

(e)   Exercise/Sale.   To the extent that a Stock Option Agreement so provides, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

(f)   Exercise/Pledge.   To the extent that a Stock Option Agreement so provides, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 9.   ADJUSTMENT OF SHARES.

(a)   General.   In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spinoff, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5, (ii) the limit set forth in Section 7(b), (iii) the number of Shares covered by each outstanding Option or (iv) the Exercise Price under each outstanding Option.

(b)   Reorganizations.   In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, (i) for the assumption of outstanding Options by the surviving corporation or its parent, (ii) for their continuation by the Company, if the Company is a surviving corporation, (iii) for payment of a cash settlement equal to the difference between the amount to be paid for one Share pursuant to such agreement and the Exercise Price or (iv) for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees’ consent. Any cancellation shall not occur until after such acceleration is effective and Optionees have been notified of such acceleration.

(c)   Reservation of Rights.   Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10.   SECURITIES LAWS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company’s securities may then be listed.

SECTION 11.   NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason.

SECTION 12.   DURATION AND AMENDMENTS.

(a)   Term of the Plan.   The Plan, as amended as set forth herein, shall become effective as of March 13, 2007, subject to approval of the Company’s stockholders. The Plan shall terminate automatically on February 15, 2011 and may be terminated on any earlier date pursuant to Subsection (b) below.

(b)   Right to Amend or Terminate the Plan.   The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason. An amendment of the Plan shall be subject to the approval of the Company’s stockholders to the extent required by applicable laws, regulations, rules, listing standards or other requirements, including (without limitation) Rule 16b-3 under the Exchange Act. Stockholder approval shall not be required for any other amendment of the Plan.

(c)   Effect of Amendment or Termination.   No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 13.   EXECUTION.

To record the Plan as amended by the Board of Directors on March 13, 2007, the Company has caused its authorized officer to execute the same.

INCYTE CORPORATION
By	/s/ PATRICIA A. SCHRECK
Its	General Counsel

The Board of Directors recommends a vote FOR the election of directors and FOR items 2 and 3.
Please
						Mark Here	☐
for Address
Change or
Comments
SEE REVERSE SIDE
		FOR all	WITHHOLD
		nominees	AUTHORITY
		listed	to vote for all
		below	nominees
1.	ELECTION OF	(except as	listed below
	DIRECTORS	marked to	☐
the contrary)
	Nominees:	☐
				2.	To amend the Company’s 1991 Stock Plan to increase the number of shares available for issuance thereunder by 3,000,000 shares, from 22,350,000 shares to 25,350,000 shares:

		01 Richard U. De Schutter,	02 Barry M. Ariko,			FOR	AGAINST	ABSTAIN
		03 Julian C. Baker,	04 Paul A. Brooke,			☐	☐	☐
		05 Matthew W. Emmens,	06 Paul A. Friedman,
		07 John F. Niblack, and	08 Roy A. Whitfield

						FOR	AGAINST	ABSTAIN
				3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm:	☐	☐	☐

(INSTRUCTION: To withhold authority				4.	In their discretion, upon such other business as may properly
to vote for any individual nominee, write that					come before the meeting or any adjournment or postponement
nominee’s name in the space provided below.)					thereof.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY, USING THE ENCLOSED ENVELOPE.

					Dated:			, 2007

Signature

Signature

Please sign exactly as name(s) appear on this
proxy. If signing as attorney, executor,
administrator, trustee or guardian, please give
full title as such. If shares are held jointly, each
holder should sign.

▲ FOLD AND DETACH HERE ▲

INCYTE CORPORATION
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
For Annual Meeting — May 22, 2007

PAUL A. FRIEDMAN, DAVID C. HASTINGS and PATRICIA A. SCHRECK, or any of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth below and in the discretion of such proxies on all other matters that may be properly presented for action all shares of stock of Incyte Corporation (the “Company”) the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware on Tuesday, May 22, 2007 at 10:00 a.m., Eastern Daylight Time, or at any postponement or adjournment thereof, and instructs said proxies to vote as follows:

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will have the authority to vote FOR the election of directors, and FOR items 2 and 3, and in accordance with the discretion of the proxies on any other matters as may properly come before the annual meeting.

(continued and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲